T. Rowe Price Government Money Portfolio

Supplement to Prospectus and Summary Prospectus dated May 1, 2022

Important Information about the T. Rowe Price Government Money Portfolio

On May 6, 2022, the assets and liabilities of the fund liquidated, as approved by the fund’s board of directors and at the discretion of the fund’s portfolio management. As a result, the fund is no longer offered to insurance company separate accounts for purchase. The semiannual report will not be mailed and instead will be available on the fund’s website. Print copies are available upon request or at sec.gov.

The date of this supplement is May 13, 2022.

5/13/22